Pacific Select Fund
Exhibit 77O


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PACIFIC SELECT FUND- Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3
Quarter ending September 30, 2004


						Securities Purchased	Comparable Securities
									(1)			(2)
(1)	Name of Issuer                        	Dex Media Inc.		Salesforce.com		Open Solutions Inc.
(2)	Description of Security (name, coupon,
	maturity, subordination, common
	stock, etc.)	      			Common Stock	       Common Stock	         Common Stock
(3)	Date of Purchase	          	07/21/2004		06/22/2004		05/17/2004
(4)	Unit Price	             		$19.00			$11.00			$21.50
(5)	Current Yield	              		N/A	                 N/A	                N/A
(6)	Yield to Maturity	              	N/A	                 N/A	                N/A
(7)	Principal Amount of Total Offering	$1,008,163,256		$110,000,000		$95,383,503
(8)	Underwriting Spread	              	$0.81			$0.77			$1.075
(9)	Names of Underwriters 			Morgan Stanley, Lehman 	Morgan Stanley,   	Bear, Stearns & Co. Inc.,
						Brothers, Merrill Lynch Deutsche Bank 	 	Friedman Billings Ramsey
						& Co., Banc of America	UBS Investment Bank,	Piper Jaffray,
						Securities LLC, 	Wachovia Securities,	Wachovia Securities
						Deutsche Bank 		William Blair & Company
						Securities, JP Morgan,
						Citigroup, Credit Suisse
						First Boston, Goldman,
						Sachs & Co., Wachovia
						Securities
(10)	Years of Continuous Operation		At least 3 years	N/A			N/A
(11)	Dollar Amount of Purchase		$530,100		N/A			N/A
12)	% of Offering Purchased by Fund		0.052%			N/A			N/A
(13)	% of Offering Purchased by Associated
	Accounts				0.701 %			N/A			N/A
(14)	Sum of (12) and (13)			0.753%			N/A			N/A
(15)	% of Fund Assets Applied to Purchase	0.280 %			N/A			N/A
(16)	Name(s) of Underwriter(s) or Dealer(s)
	from whom Purchased			Merrill Lynch		N/A			N/A
(17)	Is Fund Manager a Manager or Co-Manager
	in Offering?				Yes (MS & Co. as an
						affiliate of the Fund)	N/A			N/A




			PACIFIC SELECT FUND-Mid-Cap Growth Portfolio
				Report Pursuant to Rule 10f-3

Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering
				     Other fund purchasers having same investment
adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: September 13, 2004			Signed:	/s/ Dennis Lynch
						Name:   Dennis Lynch
						Title:  Portfolio Manager




PACIFIC SELECT FUND- I-Net Tollkeeper Portfolio
Report Pursuant to Rule 10f-3
Quarter ending September 30, 2004


						Securities Purchased	Comparable Securities
									(1)			(2)			(3)
(1)	Name of Issuer                        	Google Inc.		Navteq			Placer Sierra 		Alabama
												Bancshares		National
															Bancorporation
(2)	Description of Security (name, coupon,
	maturity, subordination, common stock,
	etc.)					Common Stock		Common Stock		Common Stock		Common Stock
(3)	Date of Purchase			08/18/2004		08/06/2004		08/10/2004		07/21/2004
(4)	Unit Price				$85.00			$22.00			$20.00			$54.20
(5)	Current Yield				N/A			N/A			N/A			N/A
(6)	Yield to Maturity			N/A			N/A			N/A			N/A
(7)	Principal Amount of Total Offering	$1,666,429,420		$880,000,000		$114,600,000		$46,070,000
(8)	Underwriting Spread			$2.3839			$1.045			$1.40			$3.116
(9)	Names of Underwriters 			Morgan Stanley, 	CSFB, Merrill Lynch 	Freidman Billings 	Keefe Bruyette
						CSFB, Goldman Sachs 	& Co.,  Deutsche	Ramsey,			& Woods,
						& Co, Lehman Brothers, 	Bank Securities,	Keefe Bruyette & Woods,	Raymond James
						JP Morgan, WR Hambrecht Dresdner Kleinwort	RBC Capital Markets
						& Co	  		Wasserstein,
									UBS Investment Bank,
									Piper Jaffray
(10)	Years of Continuous Operation		At least 3 years 	N/A			N/A			N/A
(11)	Dollar Amount of Purchase		$817,700.00		N/A			N/A			N/A
12)	% of Offering Purchased by Fund		0.0491%			N/A			N/A			N/A
(13)	% of Offering Purchased by Associated
	Accounts				1.5179%			N/A			N/A			N/A
(14)	Sum of (12) and (13)			1.5669%			N/A			N/A			N/A
(15)	% of Fund Assets Applied to Purchase	1.4673%			N/A			N/A			N/A
(16)	Name(s) of Underwriter(s) or Dealer(s)
	from whom Purchased			Morgan Stanley		N/A			N/A			N/A
(17)	Is Fund Manager a Manager or Co-Manager
	in Offering?				Yes			N/A			N/A			N/A




			PACIFIC SELECT FUND I-NET TOLLKEEPER PORTFOLIO
				Report Pursuant to Rule 10f-3


Eligibility (check one):	  X  registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering


		       	 	     Other fund purchasers having same investment
adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering;
X 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: September 30, 2004			Signed:	/s/Herbert E. Ehlers
						Name:   Herbert Ehlers
		                                Title:  Managing Director



PACIFIC SELECT FUND- Managed Bond Portfolio
Report Pursuant to Rule 10f-3
Quarter ending September 30, 2004

						Securities Purchased	Comparable Securities
									(1)				(2)
(1)	Name of Issuer                        	Hong Kong Government	Evergreen Resources Inc. 	FerrellGas Partners LP
(2)	Description of Security (name, coupon,
	maturity, subordination, common stock,
	etc.)					Notes 5.125% 08/01/2014	Senior Notes 5.875% 03/15/2012	Senior Notes 6.75% 05/01/2014
(3)	Date of Purchase			07/15/2004		03/05/2004			04/14/2004
(4)	Unit Price				99.233			99.213				99.637
(5)	Current Yield				4.96%			5.63%				6.75%
(6)	Yield to Maturity			4.69%			4.95%				6.75%
(7)	Principal Amount of Total Offering	$1,250,000,000		$200,000,000			$250,000,000
(8)	Underwriting Spread			SPR @ ISS 74.0 vs.	SPR @ ISS 246.0 vs.		SPR @ ISS 240.0 vs.
						T  4.75 05/2014	 	T 4.875 02/2012	 		T 4 02/2014
(9)	Names of Underwriters 			BOCI Asia Ltd., Goldman Goldman Sachs, BNP Paribas,	B of A, CSFB, ABN Amro,
						Sachs & Co., HSBC 	UBS, Wachovia Securities,	Banc One Capital Markets,
						Securities, Merrill 	AG Edwards & Sons,		BNP Paribas, Piper Jaffray,
						Lynch & Co., Morgan 	Banc One Capital Markets,	SG Cowen Securities,
						Stanley,	    	First Albany, Hibernia National Wells Fargo
									Bank, Howard Weil, Raymond
									James, RBC Capital Markets
(10)	Years of Continuous Operation		>3			N/A				N/A
(11)	Dollar Amount of Purchase		$8,037,873		N/A				N/A
12)	% of Offering Purchased by Fund		0.65%			N/A				N/A
(13)	% of Offering Purchased by Associated
	Accounts				0.01%			N/A				N/A
(14)	Sum of (12) and (13)			0.66%			N/A				N/A
(15)	% of Fund Assets Applied to Purchase	0.18%			N/A				N/A
(16)	Name(s) of Underwriter(s) or Dealer(s)
	from whom Purchased	 		Merrill Lynch 		N/A				N/A
(17)	Is Fund Manager a Manager or Co-Manager
	in Offering?				No			No				No




			PACIFIC SELECT FUND- Managed Bond Fund Portfolio
				Report Pursuant to Rule 10f-3


Eligibility (check one):	     Registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			   X Eligible Rule 144A Offering


		       	 	     Other fund purchasers having same investment
adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

X	the securities were sold in an Eligible Rule 144A Offering;
 	compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: October 15, 2004				Signed:	/s/Alyssa M. Soto
						Name:   Alyssa M. Soto
		                                Title:  Portfolio Compliance Manager


PACIFIC SELECT FUND- Mid-Cap Growth Portfolio
Report Pursuant to Rule 10f-3
Quarter ending December 31, 2004

 						Securities Purchased	Comparable Securities
									(1)			(2)
(1)	Name of Issuer                        	Calamos Asset Mgt.,	Cohen & Steers, Inc.	Archipelago
						Inc.						Holdings, Inc.
(2)	Description of Security (name,
	coupon, maturity, subordination,
	common stock, etc.)	      		Common Stock	       Common Stock	      	Common Stock
(3)	Date of Purchase	        	10/27/2004		08/12/2004		08/12/2004
(4)	Unit Price	           		$18.00			$13.00			$11.50
(5)	Current Yield	              		N/A	                 N/A	                N/A
(6)	Yield to Maturity			N/A	                 N/A	                N/A
(7)	Principal Amount of Total Offering	$360,000,000		$97,500,000		$126,500,000
(8)	Underwriting Spread	              	$1.215			$0.91			$0.85
(9)	Names of Underwriters 			Citigroup, Merrill 	Wachovia Securities,	Goldman Sachs & Co.,
						Lynch & Co., 		UBS Investment Bank,	Banc of America
						Goldman Sachs & Co.,	Merrill Lynch & Co.	Securities LLC,
						UBS Investment Bank	  			CS First Boston,
												JP Morgan
												Lehman Brothers,
												Merrill Lynch & Co.,
												Piper Jaffray
(10)	Years of Continuous Operation		At least 3 years	N/A			N/A
(11)	Dollar Amount of Purchase		$286,200		N/A			N/A
12)	% of Offering Purchased by Fund		0.0795%			N/A			N/A
(13)	% of Offering Purchased by Associated
	Accounts				2.417 %			N/A			N/A
(14)	Sum of (12) and (13)			2.4965%			N/A			N/A
(15)	% of Fund Assets Applied to Purchase	0.148%			N/A			N/A
(16)	Name(s) of Underwriter(s) or Dealer(s)
	from whom Purchased			Merrill Lynch		N/A			N/A
(17)	Is Fund Manager a Manager or Co-Manager
	in Offering?				Yes (MS & Co. as an
						affiliate of the Fund)	N/A			N/A



			PACIFIC SELECT FUND- Mid-Cap Growth Portfolio
				Report Pursuant to Rule 10f-3


Eligibility (check one):	   x Registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering


		       	 	     Other fund purchasers having same investment
adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: November 1, 2004				Signed:	/s/ Dennis Lynch
						Name:   Dennis Lynch
		                                Title:  Portfolio Manager


PACIFIC SELECT FUND- Real Estate Portfolio
Report Pursuant to Rule 10f-3
Quarter ending December 31, 2004

						Securities Purchased	Comparable Securities
									(1)			(2)
(1)	Name of Issuer                        	Sunshone Hotel 		Kite Realty Group	Extra Space Storage Inc.
						Investors, Inc.	 	Trust
(2)	Description of Security (name, coupon,
	maturity, subordination, common stock,
	etc.)					Common Stock		Common Stock		Common Stock
(3)	Date of Purchase			10/20/2004		08/10/2004		08/17/2004
(4)	Unit Price				$17.00			$13.00			$12.50
(5)	Current Yield				N/A			N/A			N/A
(6)	Yield to Maturity			N/A			N/A			N/A
(7)	Principal Amount of Total Offering	$358,700,000		$211,900,000		$252,500,000
(8)	Underwriting Spread			$1.06			$0.8125			$0.7813
(9)	Names of Underwriters 			Citigroup, Merrill Lynch Lehman Brothers,	UBS Investment Bank,
						& Co.,Morgan Stanley,	Wachovia Securities,	Merrill Lynch & Co.,
						Deutsche Bank 		Goldman, Sachs & Co.,	A.G. Edwards, Banc
						Securities, Bear Stearns UBS Investment Bank,	of America Securities
						& Co. Inc., UBS 	Keybanc Capital Markets, LLC, Raymond James,
						Investment Bank, A.G. 	Raymond James		RBC Capital Markets,
						Edwards, Calyon 				Wells Fargo Securities,
						Securities (USA) Inc.	 			LLC
(10)	Years of Continuous Operation		At least 3 years 	N/A			N/A
(11)	Dollar Amount of Purchase		$1,076,100		N/A			N/A
12)	% of Offering Purchased by Fund		0.300%			N/A			N/A
(13)	% of Offering Purchased by Associated
	Accounts				2.140%			N/A			N/A
(14)	Sum of (12) and (13)			2.440%			N/A			N/A
(15)	% of Fund Assets Applied to Purchase	0.167%			N/A			N/A
(16)	Name(s) of Underwriter(s) or Dealer(s)
	from whom Purchased			Merrill Lynch		N/A			N/A
(17)	Is Fund Manager a Manager or Co-Manager
	in Offering?				Yes. (Morgan Stanley
						& Co. as an affiliate
						of the fund)		N/A			N/A






			PACIFIC SELECT FUND- Real Estate Portfolio
				Report Pursuant to Rule 10f-3


Eligibility (check one):	   x Registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering


		       	 	     Other fund purchasers having same investment
adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 1, 2005				Signed:	/s/ Ted Bigman
						Name:   Theodore R. Bigman
		                                Title:  Managing Director




PACIFIC SELECT FUND- Real Estate Portfolio
Report Pursuant to Rule 10f-3
Quarter ending December 31, 2004

						Securities Purchased	Comparable Securities
									(1)			(2)
(1)	Name of Issuer                        	Developers Diversified 	Kite Realty Group	Extra Space
						Realty	 		Trust	 		Storage Inc.
(2)	Description of Security (name, coupon,
	maturity, subordination, common stock,
	etc.)					Common Stock		Common Stock		Common Stock
(3)	Date of Purchase			12/15/2004		08/10/2004		08/17/2004
(4)	Unit Price				$45.15			$13.00			$12.50
(5)	Current Yield				N/A			N/A			N/A
(6)	Yield to Maturity			N/A			N/A			N/A
(7)	Principal Amount of Total Offering	$246,067,500		$211,900,000		$252,500,000
(8)	Underwriting Spread			$0.02			$0.8125			$0.7813
(9)	Names of Underwriters 			Morgan Stanley		Lehman Brothers, 	UBS Investment Bank,
									Wachovia Securities,	Merrill Lynch & Co.,
									Goldman Sachs & Co.,	A.G. Edwards,
									UBS Investment Bank,	Banc of America
									Keybanc Capital Markets, Securities LLC,
									Raymond James	 	Raymond James, RBC
												Capital Markets, Wells
												Fargo Securities, LLC
(10)	Years of Continuous Operation		At least 3 years	N/A			N/A
(11)	Dollar Amount of Purchase		$1,828,575		N/A			N/A
12)	% of Offering Purchased by Fund		0.743%			N/A			N/A
(13)	% of Offering Purchased by Associated
	Accounts				6.332%			N/A			N/A
(14)	Sum of (12) and (13)			7.075%			N/A			N/A
(15)	% of Fund Assets Applied to Purchase	0.249%			N/A			N/A
(16)	Name(s) of Underwriter(s) or Dealer(s)
	from whom Purchased			Stiefel, Nicklos and Co. N/A			N/A
(17)	Is Fund Manager a Manager or
	Co-Manager in Offering?			Yes. (Morgan Stanley
						& Co. as an affiliate
						of the fund)		N/A			N/A


			PACIFIC SELECT FUND- Real Estate Portfolio
				Report Pursuant to Rule 10f-3


Eligibility (check one):	   x Registered public offering
				     Eligible Municipal Security
				     Eligible Foreign Offering
         			     Eligible Rule 144A Offering


		       	 	     Other fund purchasers having same investment
adviser as Fund.

Check if the following conditions have been met (and discuss any exceptions):

X	The securities were purchased (1) prior to the end of the first day on which
	any sales were made at a price that did not exceed the price paid by each
	other purchaser in the offering or any concurrent offering of the securities
	(excepting, in an Eligible Foreign Offering, rights required by law to be
	granted to existing security holders) and (2) on or before the fourth day
	before termination, if a rights offering.

X	The securities were offered pursuant to an underwriting or similar
	agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

X	The commission, spread or profit was reasonable and fair in relation to
	that being received by others for underwriting similar securities during a comparable period of time.

X	Except for Eligible Municipal Securities, the issuer of such securities
	has been in continuous operation for not less than three years (including the operations of predecessors).

 	In the case of Eligible Municipal Securities, the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

X	Percentage of offering purchased by Fund and other funds with same
	investment adviser did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class.

X	The Fund did not purchase the securities being offered directly or
	indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:

	the securities were sold in an Eligible Rule 144A Offering; compliance with the first condition, above, regarding time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.

Date: January 1, 2005				Signed:	/s/ Ted Bigman
						Name:   Theodore R. Bigman
		                                Title:  Managing Director

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